Note 5 - Fair Value of Below Market Time Charters Acquired	6 Months Ended
Jun. 30, 2023
Notes to Financial Statements
Below Market Time Charters Acquired [Text Block]

5. Fair Value of Below Market Time Charters Acquired

As part of the acquisition of M/V “Marcos V”, in  December 2021, which was acquired by the Company with time charter agreement attached, the Company recognized a liability of $17,691,698. Additionally, as part of the acquisitions of M/V “Emmanuel P” and M/V “Rena P” in 2022, which were acquired by the Company with time charter agreements attached, expiring on March 3, 2025 and February 6, 2025 respectively, the Company recognized a liability of $15,759,241 and $12,540,206 respectively. These amounts are included in “Fair value of below market time charters acquired” in the unaudited condensed consolidated balance sheets, since it was determined by reference to market data that the respective charter rates were below market rates on the date of the transfer (Level 2).

For the six month periods ended  June 30, 2022 and June 30, 2023, the amortization of fair value of the below market acquired time charters analyzed above was $3,063,787 and $7,637,224, respectively, and is included under “Time charter revenue” in the unaudited condensed consolidated statements of comprehensive income.

The unamortized balance of this intangible liability as of  June 30, 2023 of $27,296,214 will be amortized by the end of  July 2025 as per the table below.

For the period ending June 30,	Below market acquired charters
2024	$15,440,301
2025	$11,452,328
2026	$403,585
Total	$27,296,214

Following the early termination, in August 2023, of the time charter agreements attached to the vessels “Emmanuel P” and “Rena P” (see Note 14), for which the outstanding balance of the attached time charter liability recognized as part of their acquisitions was $17,227,652 as of June 30, 2023, the respective outstanding balance will be fully amortized in August 2023.